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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 14, 2000


                         ADVANCED MATERIALS GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                         0-16401               33-0215295
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)         Identification No.)


         20211 South Susana Road
         Rancho Dominguez, California                                   90221
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:              (301) 537-5444

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         The Registrant announced on December 14, 2000 that it was notified by the Nasdaq Qualifications Hearing Panel of its decision to delist the Registrant's common stock from the Nasdaq SmallCap Market effective with the open of business on December 14, 2000. The Registrant issued a press release announcing that it expected its common stock would be immediately eligible to trade on the NASD-regulated OTC Bulletin Board and that it intended not to proceed with its previously proposed reverse stock-split. Attached hereto as
Exhibit 99.1 and incorporated by reference herein is a copy of the December 14, 2000 press release.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibit   Description
         -------   -----------
         99.1      Press Release dated December 14, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 14, 2000
                                      ADVANCED MATERIALS GROUP, INC.


                                      By: /s/  Steve F. Scott
                                          -----------------------------
                                      Name: Steve F. Scott
                                      Its: President and Chief Executive Officer

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EXHIBIT INDEX



Exhibit No.                                 Document
-----------                                 --------
Exhibit 99.1                        Press Release issued December 14, 2000.


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